UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2024

ZURA BIO LIMITED

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-40598	98-1725736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1489 W. Warm Springs Rd. #110

Henderson, NV 89014

(Address of principal executive offices, including zip code)

(702) 825-9872

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ZURA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share for $11.50 per share	ZURAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230A05 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 9, 2024, Zura Bio Limited, a Cayman Islands exempted company (the “Company”), issued a press release announcing the results of the Company’s previously announced exchange offer (the “Exchange Offer”) and consent solicitation (the “Consent Solicitation”) relating to its outstanding (i) public warrants that were issued in connection with its initial public offering to purchase Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A ordinary shares”), which warrants trade on The Nasdaq Capital Market under the symbol “ZURAW” (the “public warrants”), and (ii) private placement warrants that were issued in connection with its initial public offering to purchase Class A ordinary shares (the “private placement warrants” and, together with the public warrants, the “IPO warrants”). The Company offered to all holders of the IPO warrants the opportunity to receive 0.30 Class A ordinary shares in exchange for each outstanding IPO warrant tendered by the holder and exchanged pursuant to the Exchange Offer. Concurrently with the Exchange Offer, the Company solicited consents from holders of the IPO warrants to amend the warrant agreement governing the IPO warrants (the “Warrant Amendment”) to permit the Company to require that each IPO warrant that is outstanding upon the settlement of the Exchange Offer be converted into 0.27 shares of Class A common stock, which is a ratio 10% less than the exchange ratio applicable to the Exchange Offer (the “Post-Offer Exchange”).

The Company has been advised that 6,703,428 public warrants, or approximately 97.2% of the outstanding public warrants, and 4,080,580 private placement warrants, or approximately 69.0% of the outstanding private placement warrants, were validly tendered and not validly withdrawn prior to the expiration of the Exchange Offer and Consent Solicitation. Zura Bio expects to accept all validly tendered IPO warrants for exchange and settlement on or before August 12, 2024.

In addition, pursuant to the Consent Solicitation, the Company received the consent of approximately 97.2% of the outstanding public warrants and approximately 69.0% of the outstanding private placement warrants to the Warrant Amendment, which exceeds a majority of the outstanding public warrants and a majority of the outstanding private placement warrants required to effect the Warrant Amendment. Zura Bio expects to execute the Warrant Amendment concurrently with the settlement of the Exchange Offer, and thereafter, expects to exercise its right in accordance with the terms of the Warrant Amendment, to exchange all remaining untendered IPO warrants for Class A ordinary shares, following which, no IPO warrants will remain outstanding.

No Offer or Solicitation

This announcement is for informational purposes only and shall not constitute an offer to purchase or a solicitation of an offer to sell the IPO warrants or an offer to sell or a solicitation of an offer to buy any Class A ordinary shares in any state in which such offer, solicitation, or sale would be unlawful before registration or qualification under the laws of any such state. The Exchange Offer and Consent Solicitation were made only through the Schedule TO and prospectus/offer to exchange, and the complete terms and conditions of the Exchange Offer and Consent Solicitation are set forth therein.

A registration statement on Form S-4 relating to the securities to be issued in the Exchange Offer and the Post-Offer Exchange has been declared effective.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected timing of the settlement of the Exchange Offer, the Warrant Amendment and the Post-Offer Exchange. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to those described under the section entitled “Risk Factors” in the Company’s Registration Statement on Form S-4, initially filed with the SEC on July 12, 2024, as amended, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. We do not give any assurance that we will achieve our expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2024

ZURA BIO LIMITED

By:	/s/ Kim Davis
Name:	Kim Davis
Title:	Chief Legal Officer